ENEI.OB

RED CHIP

SMALL-CAP INVESTOR CONFERENCE

WALDORF ASTORIA, NYC

AUGUST 16, 2007

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the immediate need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB as well as in its other filings from time to time with the
Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Corporate Strategy

Ener1 is an alternative energy technology company

EnerDel – advanced Li ion battery technology for hybrid
electric and plug-in hybrid electric vehicles

Positioned to benefit from major shift by HEV and
PHEV manufacturers from nickel to high-power Li-ion
batteries

Domestic supplier for U.S. automotive industry

Additional applications for military asset tracking

EnerFuel – advanced fuel cell technology

Commercial portable fuel cell product for launch in
2007

Key Facts

482M

Shares Outstanding (08/14/07)

84%

Insider Ownership

Malone & Bailey, PC

December 31

78

9%

$46M

69,000

$120M

$0.25 || $0.18 – 0.44

Fort Lauderdale, FL

ENEI.OB

Accounting Firm

Fiscal Year

Full-time Employees

Institutional Ownership

Debt  (06/30/07)

Volume (daily 90-day average)

Market Capitalization

Stock Price (8/14/07) || 52-Week Range

Corporate Headquarters

Symbol

Ener1
GROUP
Ener1
EnerDel
EnerFuel
NanoEner
ENERSTRUCT

Group Corporate Structure

Lithium Batteries

80.5%

Fuel Cells

100.0%

Nanotech R&D

100.0%

Battery Materials

and Processes

42%

84%

Key Executive Management

Peter Novak, CEO and CTO.  Founder of Ener1.

            Experience in both lithium batteries and fuel cells for space programs and industry.  Degrees include Doctorate in solid-state chemical physics.

Subhash Dhar, President.  Experienced automotive battery executive.

            At Energy Conversion Devices for over 20 years, he developed the currently used Nickel battery technology as President of the ECD Ovonic
Battery subsidiary.  He was also the COO of ECD’s Ovonic Fuel Cell subsidiary. Subhash also was a co-Architect of COBASYS ECD/Shell battery JV.  Subhash has a B.S. in Chemistry and M.S. degree in Process
Engineering.

Company History

Key Historical Events

2002.  Ener1 Group purchased controlling interest in public shell and contributed lithium ion battery assets. Name later change to Ener1.

2003.  Formed EnerStruct JV with ITOCHU to pursue Li ion technology development in Japan.  ITOCHU makes strategic investment in Ener1.

2004.  Acquired Delphi’s lithium ion battery assets and IP and hired battery engineering team.  Formed EnerDel, which now conducts all Li ion operations, and is owned 80.5% by Ener1 and 19.5% by Delphi.

2004.  Formed EnerFuel to conduct fuel cell R&D.

2005.  Hired experienced Li ion management team

2006.  Awarded USABC Li ion battery development contract.

2007.  Completed first phase of USABC contract.  Successful test results.

2007.  USABC Phase 2 contract in process.

2007.  Awarded Office of Naval Research contract.

2007.  Providing samples to U.S. auto OEM’s.

2007.  Hired Subhash Dhar, ECD executive, to lead company.

2007.  Elected two industry executives to board.

Fuel Cell Strategy

Developing portable fuel cell product with near term
revenue opportunity

Launch fuel cell powered Surveillance Camera in 4Q2007

Develop fuel cell based products (e.g., portable power supply, UPS) in
2009

Grants and service revenues

Launch DOE funded Florida Hydrogen Initiative program. 4/07

Fuel Cell design contract awarded by AST – 1/07

Service revenues

Long term, developing high temperature fuel cells and
membranes for automotive applications.

Battery Trends

Over 20 HEV models on drawing board today.

Toyota leading HEV market.  Toyota reached the 1,000,000
car mark for HEV production in June 2007.

Big 3 and Europeans aggressively pursuing HEV

Li-ion battery is critical to success of HEV and PHEV due
to higher energy & power density, size, and lower cost
compared to current Nickel-Metal Hydride Battery

Toyota, U.S. and European car mfrs. all working on Li-ion
solution

Expected timetable 2009-2010-2011?  Toyota earliest?

Media battle has begun!

Li-ion Will Increase HEV Sales

Comparison of Li-ion and Nickel Batteries:

Energy density                                         Superior     2 – 3x

Power                                         Superior   2x

Cycle life                           Superior   2 – 3x

Safety                                         Equal

Reliability                      Superior

Cost     Superior Meets OEM
targets

Low temperature mode      Superior   1.5x

Recyclability          Equal

Environmental friendliness                       Equal

Weight                                      Superior   0.6x

Size        Superior   0.4x

Over 35% reduction in weight

Over 55% reduction in size

EnerDel Li-Ion vs. NiMH HEV Pack

NiMH pack in today’s HEV

36 liters / 36 kg

EnerDel Li-ion pack for HEV

15 liters / 23 kg

Control electronics not included

EnerDel’s Competitive Advantage

The EnerDel Li-ion battery is superior to competition

Ener1 Proprietary materials

Lithium Titanate material for safety

a non-graphite anode is required for a safe Li-Ion HEV battery (consumer electronic batteries use graphite)

a hard carbon anode can be used in PHEV and EV batteries

Excellent low temperature performance

Flat product design - simple thermal management system; OEM design requirements.

Surpassed testing requirements of USABC

Power, Energy and Temperature performance

U.S.-based manufacturing – Indianapolis

Extensive industry expertise and strategic relationships

Battery pack engineering team from Delphi

Experienced management team with product launch experience

Competition

Primary Li ion Competitors are JCI and A123

JCI teamed with SAFT, a French nickel battery supplier.

Established automotive supplier.

Cylindrical design.

A123 manufactures Li-ion in China for power tool market.

Manufactures batteries for power tool market.

HEV battery uses Manganese Iron Phosphate Cathode.

Previous announced relationships with COBASYS and Continental.

Other players in HEV batteries

COBASYS

Manufactures Nickel (NIMH) battery

No known plans for Li ion.

Altair Nano

Materials company. Supplies high cost battery to Phoenix.

Uses Lithium Titanate materials.

Competing Technologies

Power Assist HEV Application Batteries

Nickel

Nickel

Cadmium

Metal

(NI-CD)

Hydride

(NIMH)

Life Cycle

200

600

600

>1,000

Energy Density

(Wh/Kg)

30

30

42

80 - 155+

Toxic materials

Yes

Yes

No

No

Lead Acid

Lithium ion

(Li ion)

Power Density

(W/Kg)

200

600

1000

2500+

Ener1

FRM
GAIN 1
TRIG OFF
M FOLLOW
INPUT
L 47.0
R 50.0

FRM
GAIN
OFF
FOLLOW
INPUT
L 29.0
R 13.0

EnerDel

15

Superior High Rate/Thermal Performance

80A Continuous Discharge
EnerDel 2Ah Cell

33oC

66.7o C

30A Continuous Discharge
Competitors 2.3Ah Cell

Commercial Li Ion Cells

EnerDel

Li-ion Battery Market Drivers

Toyota leading conversion to HEVs – 1M sold to date

HEVs will constitute 80% of all vehicles sold by 2015, according to Booz Allen Hamilton

Toyota leading conversion to Li-ion batteries

Detroit taking aggressive steps

Mandate to reduce energy bill and carbon dioxide emission

Li-ion battery market for HEV / PHEV / EV will grow substantially 2010 – 2015

17 HEV models in 2007      65 HEV models 2011

Honda Civic

Lexus GS 450h

Toyota Prius

Lexus RX 400h

Planned Automotive HEV Production

Available

Expected

Planned

Compacts & Sedans

Chevy Malibu

2007

Honda Accord

X

Honda Civic

X

Honda subcompact (Fit)

2009

Hyundai Accent

2009

Lexus GS 450h

X

Saturn Aura Green Line

X

Nissan Altima

X

Toyota Camry

X

Toyota Prius

X

In the works:

Ford Five-Hundred, Ford Fusion,

Hyundai Sonata, Lexus 600h, and Mercury Milan

X

SUV's and Minivans

Chevy Tahoe

2007

Dodge Durango

2007

Ford Escape SUV

X

GMC Yukon

2007

Lexus RX 400h SUV

X

Toyota Highlander SUV

X

Mercury Mariner SUV

X

Porsche Cayenne

2008

Saturn Vue Green Line

X

Toyota Sienna Minivan

In the works:

Audi Q7, Cadillac Escalade, Chrysler

Aspen, Dodge Durango, Ford Edge, Honda Pilot,

Lincoln MKX, Mazda Tribute, and Volkswagen

Touareg

X

Class 1 Trucks

Chevrolet Silverado/ GMC Sierra

2008

Dodge Ram (fleet only)

X

In the works:

Honda Ridgeline

X

Source:  ww.hybridcars.com 6/10/07

EnerDel – U.S.-based Supplier

Indianapolis facility for
battery cell and pack
manufacturing

68,000 ft2 of RD and
pilot production plant;
20,000 ft2 for
expansion

Capacity ~300k
packs/year with
added equipment

Automated
production

Proximity to customers
– engineering and
marketing interaction

Delphi

Bldg 4

EnerDel

Bldg 7

Delphi

Bldg 3

GM-AED

UTE

EnerDel Milestones

USABC Phase 1 contract – Final sample test results.

Securing USABC Phase 2 contract – Application for 7 figure contract submitted 5/07

Samples to target customers in auto segment – Received orders to deliver cell samples from three auto OEM’s and suppliers 4/07 and 5/07

Defense agency development contract – announced ONR contract and new appropriations 5/07

Next Steps/Targets:

Complete working prototype of Li ion powered HEV in September 2007

Receive USABC Phase 2 award and complete work during 2007 and 2008

Develop asset tracking battery applications for Office of Naval Research

Development contract with a major automotive OEM 2007

Production order for hybrid batteries in 2008-2009

Volume manufacturing for hybrid market in 2010-11

Market Potential

Li-ion economics/market projections

Est. 18M cars U.S.  HEV .3M cars in 2006

HEV est. projected 1.7M units in 2010 and 4.5M units in 2014 (Source:
Merriman Curhan Ford Next-Generation Energy Industry Report May
2007)

Li-ion HEV est. projected .5M units in 2010 and 3.5M units in 2014
(Source: Merriman)

Estimated battery pack prices: NIMH $2,600; Li-ion $1,600 in 2010 declining to $1,200 in 2014

Estimated industry revenues $3.1B NIMH and $800M Li-ion in 2010 and
$2.6B NIMH and $4.2B Li-ion in 2014

Based upon these assumptions, a Li ion company with 33% market share
= $264M Revenue company in 2010 and $1.4B Revenue company in 2014

Pro Forma Capitalization

Pro Forma Capitalization

As of August 15, 2007

In Thousands

Common Stock outstanding

481,809

Potential Dilution:

Warrants

124,112

Employee stock options

31,940

Conversion shares from convertible debt:

2004 Debentures Principal $19,700,000 conversion price $0.95

20,737

2005 Debentures Principal $14,225,000 conversion price $0.80

17,781

Ener1 Group convertible notes conversion price $0.50:

23,920

Series A Preferred Stock (not convertible)

-

Series B Preferred Stock not yet convertible

-

Dilutive shares as of August 15, 2007

700,299

Investment Summary

HEV’s and PHEV’s will have the single most dramatic
affect of any alternative energy technology to reduce oil
consumption and reduce auto emissions over the next
five and ten years.

Li- ion batteries will reduce the HEV battery cost and
increase performance allowing HEV’s to gain significant
market share

EnerDel Li-ion battery technology is safest and lowest
cost

EnerDel is positioned to be the number one U.S. supplier

Management has skills and contacts to execute the
strategy

ENEI.OB

RED CHIP

SMALL-CAP INVESTOR CONFERENCE

WALDORF ASTORIA, NYC

AUGUST 16, 2007